Exhibit 10.19

As of April 29, 2011
VIA E-MAIL AND FEDERAL EXPRESS
To the Persons listed on Schedule I hereto, Schedule II hereto and GKK Stars Junior Mezz 2 LLC
c/o Gramercy Capital Corp.
420 Lexington Avenue, 19th Floor
New York, New York 10170
Attention:    Robert R. Foley, Chief Operating Officer and
Timothy J. O'Connor, President
Re: Omnibus Extension of Loan Agreements
Ladies and Gentlemen:
Reference is hereby made to (i) that certain Loan Agreement, dated as of April 1, 2008 (as amended by that certain Amendment to Loan Agreement, dated as of August 22, 2008, and as further amended by that certain Second Amendment to Loan Agreement, dated as of March 9, 2010, the “Mortgage Loan Agreement”), by and among the parties identified as “Mortgage Borrower” on Schedule I hereto (collectively, the “Mortgage Borrower”) and Goldman Sachs Commercial Mortgage Capital, L.P. (as predecessor-in-interest to Goldman Sachs, “Goldman”), Citicorp North America, Inc. (“Citi”), and SL Green Realty Corp. (“SL Green,” and collectively with Goldman and Citi, the “Mortgage Lender”), and (ii) that certain Amended and Restated Senior Mezzanine Loan Agreement, effective as of August 22, 2008, as amended by that certain Amended and Restated Loan Agreement dated as of March 9, 2010 (the “Senior Mezzanine Loan Agreement”), by and between KBS Debt Holdings Mezz Holder, LLC (“Senior Mezzanine Lender”), as successor-in-interest to KBS Debt Holdings, LLC, as successor-in-interest to Goldman and Citi, and the parties identified as “Senior Mezzanine Borrower” on Schedule II hereto (collectively, the “Senior Mezzanine Borrower”), a 56.25% participation in which was acquired by KBS GKK Participation Holdings I, LLC and then sold to Goldman pursuant to that certain Master Repurchase Agreement, dated as of August 22, 2008, between KBS Participation Holdings I, LLC and Goldman and a 43.75% participation in which was acquired KBS GKK Participation Holdings II, LLC and then sold to Citi pursuant to that certain Master Repurchase Agreement, dated as of August 22, 2008, between KBS Participation Holdings II, LLC and Citi; and (iii) that certain Junior Mezzanine Loan Agreement dated as of August 22, 2008, as amended by that certain Amendment to Junior Mezzanine Loan Agreement, dated as of March 9, 2010 (the “Junior Mezzanine Loan Agreement”), by and between Goldman, Citi and SL Green (collectively, the “Junior Mezzanine Lender” and collectively with Mortgage Lender and Senior Mezzanine Lender, the “Lenders”) and GKK Stars Junior Mezz 2 LLC (the “Junior Mezzanine Borrower”, and collectively with the Mortgage Borrower and Senior Mezzanine Borrower, the “Borrower”).
Capitalized terms not defined herein shall have the meanings set forth in the Mortgage Loan Agreement. References in this Extension Agreement to the “Loans,” the “Loan Agreements” or the

“Loan Documents” shall be deemed to collectively refer to the Loan, the Mezzanine Loan and the Junior Mezzanine Loan; the Loan Documents, the Mezzanine Loan Documents and the Junior Mezzanine Loan Documents; and the Mortgage Loan Agreement, the Senior Mezzanine Loan Agreement and the Junior Mezzanine Loan Agreement, as applicable.
Pursuant to that certain extension agreement, dated March 13, 2011 (the “Initial Extension Agreement”), the scheduled maturity date of the Loans (the “Maturity Date”) was extended to April 15, 2011. Pursuant to that certain extension agreement, dated Friday, April 15, 2011 (the “Second Extension Agreement”), the Maturity Date was further extended until 11:59 PM on Friday, April 29, 2011 (eastern standard time).
Borrower has requested that Lenders enter into this agreement to extend the Maturity Date (the “Extension Agreement”) until 11:59 PM on Friday, May 6, 2011 (eastern standard time). Lenders have agreed to the same, under terms and conditions set forth in this Extension Agreement.

1.
Lenders, Borrowers, Guarantor and Whole Loan Guarantor hereby agree that the Maturity Date with respect to each of the Loan, the Mezzanine Loan and the Junior Mezzanine Loan shall be 11:59 PM (eastern standard time) on Friday, May 6, 2011.

2.
This Extension Agreement may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Extension Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signature delivered by a party by facsimile transmission or electronic mail shall be deemed an original signature hereto.

3.
This Extension Agreement shall not be a binding obligation of any party hereto until such time as all of the signatories hereto have executed and delivered this Extension Agreement. Notwithstanding the foregoing, the inclusion of any individual Lender party as a signatory hereto shall not be interpreted to mean that the consent of such individual Lender party is required pursuant to any existing agreement among the Lender parties.

4.
Each of the parties hereto expressly reserves any and all rights and remedies available under the Loan Documents, at law and in equity. No delay, waiver or failure to exercise by Lender in exercising any right, remedy, power or privilege hereunder or under the Loan Documents shall preclude any other or further exercise thereof, or the exercise of any other right, remedy power or privilege. Except as modified hereby, the Loan Documents are and shall remain in full force and effect, Borrower and Guarantor ratify and reaffirm all of the terms and provisions of the Loan Documents. Except as expressly set forth herein, nothing contained herein shall be construed or interpreted as a modification or amendment of the Loan Documents in any way.

2

5.
This Extension Agreement shall be governed by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law. The parties hereto hereby agree that any suit for the enforcement of this Extension Agreement may be brought in the courts of the State of New York sitting in New York County or any Federal Court sitting in New York County and consent to the exclusive jurisdiction of such Court.

6.	Except as modified herein, sections 2 through 13 and Section 15 of the Initial Extension Agreement are hereby incorporated herein by reference as if fully set forth herein.
[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, for good and valuable consideration, the sufficiency of which is hereby acknowledged and agreed, the parties hereto have executed and delivered this Extension Agreement as of the date first hereinabove set forth. This letter agreement shall be of no force and effect unless signed by each of the parties set forth below.

BORROWER:
The entities listed on Schedule A to this
signature page
By:     /s/ Authorized Signatory
Name: Authorized Signatory
Title: Authorized Signatory
GUARANTOR:
GRAMERCY CAPITAL CORP., a
Maryland corporation
By:     /s/ Authorized Signatory
Name: Authorized Signatory
Title: Authorized Signatory
WHOLE LOAN GUARANTOR:
GKK STARS JUNIOR MEZZ I, LLC, a
Delaware limited liability company
By:     /s/ Authorized Signatory
Name: Authorized Signatory
Title: Authorized Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

SHORT TERM EXTENSION – SIG PAGE (GRAMERCY)

MORTGAGE LENDER:
GOLDMAN SACHS MORTGAGE
COMPANY, a New York limited
partnership
By: Goldman Sachs Real Estate Funding
Corp., its general partner
By:     /s/ Mark J. Buono
Name: Mark J. Buono
Title: Authorized Signatory
CITICORP NORTH AMERICA, INC., a
New York corporation
By:     /s/ Michael M. Schadt
Name: Michael M. Schadt
Title: Director
SL GREEN REALTY CORP., a Maryland
corporation
By:     /s/ Authorized Signatory
Name: Authorized Signatory
Title: Authorized Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

SHORT TERM EXTENSION – SIG PAGE

SENIOR MEZZANINE LENDER:

KBS GKK PARTICIPATION HOLDINGS I,
LLC, a Delaware limited liability company

By:    KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:    KBS REAL ESTATE
INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBS GKK PARTICIPATION HOLDINGS II,
LLC, a Delaware limited liability company

By:    KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:    KBS REAL ESTATE
INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

SHORT TERM EXTENSION – SIG PAGE

SENIOR MEZZANINE LENDER:

KBS DEBT HOLDINGS MEZZ HOLDER,
LLC,
a Delaware limited liability company

By:    KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:    KBS REAL ESTATE
INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

SHORT TERM EXTENSION – SIG PAGE

Consented, acknowledged and agreed:

GOLDMAN SACHS MORTGAGE
COMPANY, a New York limited partnership
By:     Goldman Sachs Real Estate Funding
    Corp., its general partner
By:         /s/ Mark J. Buono
Name: Mark J. Buono
Title: Authorized Signatory
CITICORP NORTH AMERICA, INC., a
New York corporation

By:         /s/ Michael M. Schadt
Name:    Michael M. Schadt
Title:    Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

SHORT TERM EXTENSION – SIG PAGE

JUNIOR MEZZANINE LENDER:
GOLDMAN SACHS MORTGAGE
COMPANY, a New York limited partnership
By:     Goldman Sachs Real Estate Funding
Corp., its general partner
By:     /s/ Mark J. Buono
Name:    Mark J. Buono
Title:    Authorized Signatory
CITICORP NORTH AMERICA, INC., a
New York corporation
By:     /s/ Michael M/ Schadt
Name: Michael M. Schadt
Title: Director
SL GREEN REALTY CORP., a Maryland
corporation

By:     /s/ Authorized Signatory
Name:    Authorized Signatory
Title:    Authorized Signatory

SHORT TERM EXTENSION – SIG PAGE

Schedule I
MORTGAGE BORROWERS

1.	Dresher Court Realty, L.P.

2.	First States Investors 105, LLC (PA)

3.	First States Investors 107, LLC (AR)

4.	First States Investors 117, LLC (FL)

5.	First States Investors 118, LLC (FL)

6.	First States Investors 147, LLC (IA)

7.	First States Investors 154, LLC (NJ)

8.	First States Investors 157, LLC (NJ)

9.	First States Investors 2017, LLC

10.	First States Investors 2100, L.P. (NC)

11.	First States Investors 2102, L.P. (NC)

12.	First States Investors 2103, L.P. (NC)

13.	First States Investors 2104, L.P. (NC)

14.	First States Investors 2105, L.P. (NC)

15.	First States Investors 2106, L.P. (NC)

16.	First States Investors 2107, L.P. (NC)

17.	First States Investors 2108, L.P. (NC)

18.	First States Investors 2110, LLC (VA)

19.	First States Investors 2208, LLC (DE)

20.	First States Investors 230, L.P. (NC)

21.	First States Investors 2550A, LLC (DE)

22.	First States Investors 3004, Limited Partnership (FL)

23.	First States Investors 3014, LLC (GA)

24.	First States Investors 3022, L.P. (NC)

25.	First States Investors 3024, L.P. (NC)

26.	First States Investors 3028, L.P. (NC)

27.	First States Investors 3033, L.P. (NC)

28.	First States Investors 3034, LLC (SC)

29.	First States Investors 3035, LLC (SC)

30.	First States Investors 3043, LLC (SC)

31.	First States Investors 3048, LLC (VA)

32.	First States Investors 3061, LLC (NJ)

33.	First States Investors 3067, LLC (VA)

34.	First States Investors 3076, LLC (GA)

35.	First States Investors 3077, LLC (GA)

36.	First States Investors 3081, Limited Partnership

37.	First States Investors 3086, LLC (PA)

38.	First States Investors 3087, LLC (VA)

39.	First States Investors 3089, LLC (VA)

40.	First States Investors 3090, LLC (FL)

41.	First States Investors 3091, LLC (GA)

42.	First States Investors 3093, LLC (VA)

43.	First States Investors 3098, LLC (VA)

44.	First States Investors 3099, LLC (VA)

45.	First States Investors 3103, LLC (GA)

46.	First States Investors 3108, LLC (NJ)

47.	First States Investors 3114, LLC (TN)

48.	First States Investors 3151, LLC (FL)

49.	First States Investors 3179, Limited Partnership (DE)

50.	First States Investors 3187, Limited Partnership (DE)

51.	First States Investors 3195, L.P. (TX)

52.	First States Investors 3300, LLC

53.	First States Investors 3601, LLC (FL)

54.	First States Investors 3632, LLC (FL)

55.	First States Investors 3642, LLC (NJ)

56.	First States Investors 3647, L.P. (PA)

57.	First States Investors 40, LLC (MO)

58.	First States Investors 4000C, LLC (DE)

59.	First States Investors 4029, LLC (DE)

60.	First States Investors 4043, LLC (GA)

61.	First States Investors 4044, LLC (DE)

62.	First States Investors 4048, LLC (DE)

63.	First States Investors 4055, LLC (DE)

64.	First States Investors 4062, LLC (DE)

65.	First States Investors 4067, LLC (DE)

66.	First States Investors 4081, LLC (DE)

67.	First States Investors 4085, LLC (DE)

68.	First States Investors 4100B, L.P. (DE)

69.	First States Investors 4150, LLC (DE)

70.	First States Investors 4413, LLC (DE)

71.	First States Investors 4499, LLC (DE)

72.	First States Investors 4500, LLC (DE)

73.	First States Investors 5000B, LLC (DE)

74.	First States Investors 77, L.P. (FL)

75.	First States Investors 922, LLC (IL)

76.	First States Investors 923, L.P. (DE)

77.	First States Investors 926 L.P.

78.	First States Investors 927, LLC (DE)

79.	First States Investors Branch One, L.P. (DE)

80.	First States Investors GS Pool A, L.P. (DE)

81.	First States Investors GS Pool B, L.P. (DE)

82.	First States Investors GS Pool C, L.P.

83.	First States Investors Realty, LLC (DE)

84.	First States Partners No. 201, L.P.

85.	First States Partners No. 203, LLC (NJ)

86.	First States Partners No. 213, LLC (NJ)

87.	First States Partners No. 216, L.P. (PA)

88.	First States Partners No. 236 L.P. (PA)

89.	First States Properties No. 12, LLC (PA)

90.	First States Properties No. 15, LLC (PA)

91.	First States Properties No. 19, LLC (PA)

92.	First States Properties No. 34, LLC (PA)

93.	First States Properties No. 35, LLC (PA)

94.	First States Properties No. 37, LLC (PA)

95.	First States Properties No. 41, LLC (PA)

96.	First States Properties No. 43, LLC (PA)

97.	First States Properties No. 49, LLC (PA)

98.	First States Properties No. 51, LLC (PA)

99.	First States Properties No. 52, LLC (PA)

100.	First States Properties No. 56, LLC (PA)

101.	First States Properties No. 59, LLC (PA)

102.	First States Properties No. 62, LLC (PA)

103.	First States Properties No. 67, LLC (PA)

104.	First States Properties No. 71, LLC (PA)

105.	First States Properties No. 73, LLC (PA)

106.	First States Properties No. 75, LLC (PA)

107.	First States Properties No. 9, LLC (PA)

108.	First States Realty Corp., LLC

SCHEDULE II
SENIOR MEZZANINE BORROWERS

1.	American Financial TRS, Inc. (DE)

2.	First States Investors 104 Holdings, L.P. (DE)

3.	First States Investors 240 Holdings, LLC (DE)

4.	First States Investors 241 Holdings, LLC (DE)

5.	First States Investors 3300 Holdings, LLC (DE)

6.	First States Investors 4400A, L.P. (DE)

7.	First States Investors 4100, LLC (DE)

8.	First States Investors 4600 Holdings, LLC (DE)

9.	First States Investors 5000, LLC (DE)

10.	First States Investors 6000, L.P.

11.	First States Investors 801, L.P. (PA)

12.	First States Investors 923 Holdings, L.P.

13.	First States Investors 927 Holdings, LLC

14.	First States Investors Asset Group A, L.P.

15.	First States Investors GS Pool A Holdings, LLC (DE)

16.	First States Investors GS Pool B Holdings, LLC (DE)

17.	First States Investors, L.P. (DE)

18.	First States Partners III, L.P. (DE)

19.	First States Partners, L.P. (DE)

20.	First States Properties, L.P. (PA)

21.	First States Wilmington JV, L.P